Supplemental Information
for the Quarter Ended June 30, 2015

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls. The portfolio at the end of the quarter consisted of 35 geographically diverse enclosed malls, encompassing over 24.1 million square feet in 21 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $191.6 million of net proceeds. On January 13, 2014, Rouse issued 8,050,000 shares of common stock in its equity offering for $150.7 million of net proceeds before deducting for offering expenses.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (property operating expenses, real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Brian Harper	Chief Operating Officer
Susan Elman	Executive Vice President, General Counsel
John Wain	Chief Financial Officer
Michael Grant	Chief Accounting Officer
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Research Coverage

Bank of America/Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Barclays Capital	Ross Smotrich	ross.smotrich@barcap.com	(212) 526-2306
Canaccord Genuity	Paul Morgan	pmorgan@canaccordgenuity.com	(415) 325-7269
Green Street Advisors	Daniel Busch	dbusch@greenstreetadvisors.com	(949) 640-8780
KeyBanc	Todd Thomas	tthomas@key.com	(917) 368-2286
RBC	Richard Moore	rich.moore@rbccm.com	(440) 715-2646
Stifel Nicolaus	Nathan Isbee	isbeen@stifel.com	(443) 224-1346

Dividend

•	The Board of Directors declared a common stock dividend of $0.18 per share payable on October 30, 2015 to stockholders of record on October 15, 2015.

Common Share Trading Statistics

	June 30, 2015	March 31, 2015
High	$19.44	$21.17
Low	$16.01	$17.18
Close	$16.35	$18.96
Volume	11,173,200	15,911,500

Q2 2015 Supplemental Package	3

Shares Outstanding

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Total common shares outstanding	57,985,228	57,742,605	57,985,228	57,742,605
Net number of common shares issuable assuming exercise of stock options (1)	279,109	156,569	364,130	362,784
Total common shares - diluted	58,264,337	57,899,174	58,349,358	58,105,389
Weighted average common shares outstanding - diluted (FFO)(2)	58,088,387	57,897,716	58,101,849	57,436,703
Weighted average common shares outstanding - basic (GAAP)(3)	57,726,603	57,519,079	57,667,380	56,828,173
Weighted average common shares outstanding - diluted (GAAP)(3)(4)	57,726,603	57,519,079	58,101,849	56,828,173

(1) Based upon the weighted average stock price for the three and six months ended June 30, 2015.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three and six months ended June 30, 2015 and 2014.
(4) Dilutive shares are excluded, with the exception of the period for the six months ended June 30, 2015, as the Company was in a net loss from continuing operations position and their effects were anti-dilutive.

Q2 2015 Supplemental Package	4

Financial Overview

Consolidated Balance Sheets

(In thousands)	June 30, 2015 (Unaudited)	December 31, 2014

Assets:
Investment in real estate:
Land	$378,881	$371,363
Buildings and equipment	1,916,384	1,820,072
Less accumulated depreciation	(203,450)	(189,838)
Net investment in real estate	2,091,815	2,001,597
Cash and cash equivalents	2,907	14,308
Restricted cash	44,810	48,055
Accounts receivable, net	32,599	35,492
Deferred expenses, net	51,215	52,611
Prepaid expenses and other assets, net	53,746	62,690
Assets of property held for sale	—	55,647
Total assets	$2,277,092	$2,270,400

Liabilities:
Mortgages, notes and loans payable, net	$1,603,118	$1,584,499
Accounts payable and accrued expenses, net	113,293	113,976
Liabilities of property held for sale	—	38,590
Total liabilities	1,716,411	1,737,065

Commitments and contingencies	—	—

Equity:
Preferred Stock (1)	—	—
Common stock (2)	578	578
Additional paid-in capital	663,523	679,275
Accumulated deficit	(119,161)	(162,881)
Accumulated other comprehensive loss	(717)	(482)
Total stockholders' equity	544,223	516,490
Non-controlling interest	16,458	16,845
Total equity	560,681	533,335
Total liabilities and equity	$2,277,092	$2,270,400

(1) Preferred stock: $0.01 par value; 50,000,000 shares authorized, no shares issued and outstanding as of June 30, 2015 and December 31, 2014.
(2) Common stock: $0.01 par value; 500,000,000 shares authorized, 58,047,630 issued and 57,985,228 outstanding as of June 30, 2015 and 57,748,141 issued and 57,743,981 outstanding as of December 31, 2014.

Q2 2015 Supplemental Package	5

Financial Overview

Consolidated Statements of Operations and Comprehensive Income (Loss)

	Three Months Ended		Six Months Ended
(In thousands, except per share amounts)	June 30, 2015 (Unaudited)	June 30, 2014 (Unaudited)	June 30, 2015 (Unaudited)	June 30, 2014 (Unaudited)
Revenues:
Minimum rents	$50,770	$46,820	$102,304	$92,790
Tenant recoveries	18,892	18,729	38,842	37,912
Overage rents	732	474	2,322	1,938
Other	2,015	1,767	3,502	2,988
Total revenues	72,409	67,790	146,970	135,628
Expenses:
Property operating costs	17,053	17,159	33,965	33,895
Real estate taxes	6,881	6,073	14,355	12,266
Property maintenance costs	2,347	2,600	5,694	5,776
Marketing	549	540	938	1,081
Provision for doubtful accounts	61	194	558	388
General and administrative	6,889	6,541	13,359	12,481
Provision for impairment	—	—	2,900	—
Depreciation and amortization	23,877	23,419	49,863	44,463
Other	1,792	587	3,951	1,261
Total operating expenses	59,449	57,113	125,583	111,611
Operating income	12,960	10,677	21,387	24,017

Interest income	2	104	14	276
Interest expense	(17,484)	(18,833)	(36,635)	(36,647)
Gain on extinguishment of debt	4,054	—	26,894	—
Provision for income taxes	(191)	(123)	(427)	(247)
Income (loss) from continuing operations before gain (loss) on sale of real estate assets	(659)	(8,175)	11,233	(12,601)
Gain (loss) on sale of real estate assets	(14)	—	32,496	—
Income (loss) from continuing operations	$(673)	$(8,175)	$43,729	$(12,601)
Discontinued operations	—	—	—	—
Net income (loss)	(673)	(8,175)	43,729	(12,601)
Net income attributable to non-controlling interest	(15)	—	(9)	—
Net income (loss) attributable to Rouse Properties Inc.	$(688)	$(8,175)	$43,720	$(12,601)

Net income (loss) per share attributable to Rouse Properties Inc. - Basic(1)	$(0.01)	$(0.14)	$0.76	$(0.22)

Net income (loss) per share attributable to Rouse Properties Inc. - Diluted (2)	$(0.01)	$(0.14)	$0.75	$(0.22)

Dividends declared per share	$0.18	$0.17	$0.36	$0.34

Other comprehensive income (loss):
Net income (loss)	$(673)	$(8,175)	$43,729	$(12,601)
Other comprehensive loss:
Unrealized gain (loss) on financial instrument	171	(369)	(235)	(655)
Comprehensive income (loss)	$(502)	$(8,544)	$43,494	$(13,256)
(1) Calculated using weighted average number of shares of 57,726,603 and 57,519,079 for the three months ended June 30, 2015 and 2014, respectively, and 57,667,380 and 56,828,173 for the six months ended June 30, 2015 and 2014, respectively,
(2) Calculated using weighted average number of shares of 57,726,603 and 57,519,079 for the three months ended June 30, 2015 and 2014, respectively, and 58,101,849 and 56,828,173 for the six months ended June 30, 2015 and 2014, respectively,

Q2 2015 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	June 30, 2015					June 30, 2014
(In thousands, except per share amounts)	(Unaudited)					(Unaudited)
	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$50,770	$(1,075)	$49,695	$1,361	$51,056	$46,820	$—	$46,820	$3,186	$50,006
Tenant recoveries	18,892	(335)	18,557	—	18,557	18,729	—	18,729	—	18,729
Overage rents	732	6	738	—	738	474	—	474	—	474
Other	2,015	(27)	1,988	—	1,988	1,767	—	1,767	—	1,767
Total revenues	72,409	(1,431)	70,978	1,361	72,339	67,790	—	67,790	3,186	70,976
Operating Expenses:
Property operating costs (3)	17,053	(250)	16,803	(39)	16,764	17,159	—	17,159	(36)	17,123
Real estate taxes	6,881	(176)	6,705	—	6,705	6,073	—	6,073	—	6,073
Property maintenance costs	2,347	(42)	2,305	—	2,305	2,600	—	2,600	—	2,600
Marketing	549	(19)	530	—	530	540	—	540	—	540
Provision for doubtful accounts	61	29	90	—	90	194	—	194	—	194
Total operating expenses	26,891	(458)	26,433	(39)	26,394	26,566	—	26,566	(36)	26,530

Net operating income	45,518	(973)	44,545	1,400	45,945	41,224	—	41,224	3,222	44,446

General and administrative (4)(5)	6,889	—	6,889	(5)	6,884	6,541	—	6,541	(16)	6,525
Other (6)	1,792	—	1,792	(1,792)	—	587	—	587	(587)	—
Subtotal	36,837	(973)	35,864	3,197	39,061	34,096	—	34,096	3,825	37,921

Interest income	2	—	2	—	2	104	—	104	—	104
Interest expense
Amortization and write-off of market rate adjustments	293	—	293	(293)	—	(1,313)	—	(1,313)	1,313	—
Amortization and write-off of deferred financing costs	(751)	—	(751)	751	—	(880)	—	(880)	880	—
Debt extinguishment costs	—	—	—	—	—	—	—	—	—	—
Interest on debt	(17,026)	362	(16,664)	—	(16,664)	(16,640)	—	(16,640)	—	(16,640)
Provision for income taxes	(191)	—	(191)	191	—	(123)	—	(123)	123	—
Funds from operations	$19,164	$(611)	$18,553	$3,846	$22,399	$15,244	$—	$15,244	$6,141	$21,385
Funds from operations per share - basic (7)					$0.39					$0.37
Funds from operations per share - diluted (8)					$0.39					$0.37
(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments include the aggregate amounts for straight-line rent of $(377) and $(462), above / below market lease amortization of $1,728 and $3,639 and tenant inducement amortization of $10 and $9 for the three months ended June 30, 2015 and 2014, respectively.
(3) Core adjustments include above / below market ground lease amortization of $39 and $36 for the three months ended June 30, 2015 and 2014, respectively.
(4) General and administrative costs include $645 and $957 of non-cash stock compensation expense for the three months ended June 30, 2015 and 2014, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $5 and $16 for the three months ended June 30, 2015 and 2014, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield's IT platform on to Rouse's IT platform.
(7) Calculated using weighted average number of shares of common stock of 57,726,603 and 57,519,079 for the three months ended June 30, 2015 and 2014, respectively.
(8) Assumes 58,088,387 and 57,897,716 diluted shares of common stock for the three months ended June 30, 2015 and 2014, respectively.

Q2 2015 Supplemental Package	7

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Six Month Period Ended

	June 30, 2015					June 30, 2014
(In thousands, except per share amounts)	(Unaudited)					(Unaudited)
	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$102,304	$(2,101)	$100,203	$3,861	$104,064	$92,790	$—	$92,790	$6,319	$99,109
Tenant recoveries	38,842	(663)	38,179	—	38,179	37,912	—	37,912	—	37,912
Overage rents	2,322	(44)	2,278	—	2,278	1,938	—	1,938	—	1,938
Other	3,502	(36)	3,466	—	3,466	2,988	—	2,988	—	2,988
Total revenues	146,970	(2,844)	144,126	3,861	147,987	135,628	—	135,628	6,319	141,947
Operating Expenses:
Property operating costs (3)	33,965	(532)	33,433	(78)	33,355	33,895	—	33,895	(67)	33,828
Real estate taxes	14,355	(353)	14,002	—	14,002	12,266	—	12,266	—	12,266
Property maintenance costs	5,694	(79)	5,615	—	5,615	5,776	—	5,776	—	5,776
Marketing	938	(19)	919	—	919	1,081	—	1,081	—	1,081
Provision for doubtful accounts	558	59	617	—	617	388	—	388	—	388
Total operating expenses	55,510	(924)	54,586	(78)	54,508	53,406	—	53,406	(67)	53,339

Net operating income	91,460	(1,920)	89,540	3,939	93,479	82,222	—	82,222	6,386	88,608

General and administrative (4)(5)	13,359	—	13,359	(9)	13,350	12,481	—	12,481	(22)	12,459
Other (6)	3,951	—	3,951	(3,951)	—	1,261	—	1,261	(1,261)	—
Subtotal	74,150	(1,920)	72,230	7,899	80,129	68,480	—	68,480	7,669	76,149

Interest income	14	—	14	—	14	276	—	276	—	276
Interest expense
Amortization and write-off of market rate adjustments	243	—	243	(243)	—	(1,887)	—	(1,887)	1,887	—
Amortization and write-off of deferred financing costs	(1,650)	—	(1,650)	1,650	—	(2,153)	—	(2,153)	2,153	—
Debt extinguishment costs	—	—	—	—	—	—	—	—	—	—
Interest on debt	(35,228)	719	(34,509)	—	(34,509)	(32,607)	—	(32,607)	—	(32,607)
Provision for income taxes	(427)	—	(427)	427	—	(247)	—	(247)	247	—
Funds from operations	$37,102	$(1,201)	$35,901	$9,733	$45,634	$31,862	$—	$31,862	$11,956	$43,818
Funds from operations per share - basic (7)					$0.79					$0.77
Funds from operations per share - diluted (8)					$0.79					$0.76
(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments include the aggregate amounts for straight-line rent of $(349) and $(1,087), above / below market lease amortization of $4,192 and $7,396 and tenant inducement amortization of $18 and $10 for the six months ended June 30, 2015 and 2014, respectively.
(3) Core adjustments include above / below market ground lease amortization of $78 and $67 for the six months ended June 30, 2015 and 2014, respectively.
(4) General and administrative costs include $1,510 and $1,777 of non-cash stock compensation expense for the six months ended June 30, 2015 and 2014, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $9 and $22 for the six months ended June 30, 2015 and 2014, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield's IT platform on to Rouse's IT platform.
(7) Calculated using weighted average number of shares of common stock of 57,667,380 and 56,828,173 for the six months ended June 30, 2015 and 2014, respectively.
(8) Assumes 58,101,849 and 57,436,703 diluted shares of common stock for the six months ended June 30, 2015 and 2014, respectively.

Q2 2015 Supplemental Package	8

Financial Schedules

Core NOI Summary

	Three Months Ended		Six Months Ended
(In thousands)	June 30, 2015 (Unaudited)	June 30, 2014 (Unaudited)	June 30, 2015 (Unaudited)	June 30, 2014 (Unaudited)

Consolidated net operating income	$45,518	$41,224	$91,460	$82,222
Add / (less) :
Non-controlling interests	(973)	—	(1,920)	—
Core NOI adjustments	1,400	3,222	3,939	6,386
Rouse core net operating income	45,945	44,446	93,479	88,608
Add / (less):
Non same property assets (1)	(9,659)	(8,791)	(20,143)	(17,185)
Lease termination income and other	(155)	(456)	(588)	(455)
Same property core net operating income(2)	$36,131	$35,199	$72,748	$70,968
Same property change %	2.7%		2.5%

(1) Represents Bel Air Mall, The Mall at Barnes Crossing, Mt. Shasta and Fig Garden, which were acquired in May 2014, August 2014, January 2015 and June 2015, respectively, and the disposition of The Shoppes at Knollwood Mall, Steeplegate Mall, and Collin Creek Mall, in January 2015, March 2015 and April 2015, respectively. Same Property portfolio also excludes Gateway Mall, NewPark Mall and Spring Hill Mall, which are undergoing redevelopment with significant disruption. Vista Ridge Mall is a special consideration asset, which is also excluded from our Same Property portfolio. An asset is designated as a special consideration asset when a property has a heightened probability of being conveyed to its lender absent substantive renegotiation.
(2) Same Property Core net operating income,includes legacy litigation expenses for the three months ended June 30,2015 and 2014 of $0.02 million and $0.8 million, respectively. Same Property Core net operating income,includes legacy litigation expenses for the six months ended June 30,2015 and 2014 of $0.04 million and $0.8 million, respectively.

Q2 2015 Supplemental Package	9

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Six Months Ended
(In thousands, except per share)	June 30, 2015 (Unaudited)	June 30, 2014 (Unaudited)	June 30, 2015 (Unaudited)	June 30, 2014 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
Rouse NOI:	$44,545	$41,224	$89,540	$82,222
Non-controlling interest	973	—	1,920	—
General and administrative	(6,889)	(6,541)	(13,359)	(12,481)
Other	(1,792)	(587)	(3,951)	(1,261)
Depreciation and amortization	(23,877)	(23,419)	(49,863)	(44,463)
Provision for impairment	—	—	(2,900)	—
Operating income	$12,960	$10,677	$21,387	$24,017

Reconciliation of FFO to GAAP Net income (loss) attributable to Rouse Properties Inc.
FFO:	$18,553	$15,244	$35,901	$31,862
Non-controlling interest - Depreciation and amortization	596	—	1,192	—
Depreciation and amortization	(23,877)	(23,419)	(49,863)	(44,463)
Provision for impairment	—	—	(2,900)	—
Gain on extinguishment of debt	4,054	—	26,894	—
Gain (loss) on sale of real estate assets	(14)	—	32,496	—
Net income (loss) attributable to Rouse Properties Inc.	$(688)	$(8,175)	$43,720	$(12,601)

Weighted average number of shares outstanding - Basic	57,726,603	57,519,079	57,667,380	56,828,173

Weighted average number of shares outstanding - Diluted	57,726,603	57,519,079	58,101,849	56,828,173

Net income (loss) per share attributable to Rouse Properties Inc. - Basic	$(0.01)	$(0.14)	$0.76	$(0.22)

Net income (loss) per share attributable to Rouse Properties Inc. - Diluted	$(0.01)	$(0.14)	$0.75	$(0.22)

Q2 2015 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Ownership %	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
		Month	Year	Rate			2015	2016	2017	2018	2019	After	Mortgage Details
Bel Air Mall	100%	Dec	2015	5.30	$110,167	$109,045	$1,125	$—	$—	$—	$—	$—	Non-recourse/fixed
Greenville Mall	100%	Dec	2015	5.29	40,196	39,857	339	—	—	—	—	—	Non-recourse/fixed
Vista Ridge Mall (1)	100%	Apr	2016	6.87	67,112	64,660	1,488	964	—	—	—	—	Non-recourse/fixed
The Centre at Salisbury (2)	100%	May	2016	5.79	115,000	115,000	—	—	—	—	—	—	Partial recourse/fixed
The Mall at Turtle Creek	100%	Jun	2016	6.54	77,133	76,079	518	536	—	—	—	—	Non-recourse/fixed
Grand Traverse (1)	100%	Feb	2017	5.02	58,982	57,266	502	1,043	171	—	—	—	Non-recourse/fixed
NewPark Mall(1)(3)	100%	May	2017	3.44	64,882	63,050	437	915	479	—	—	—	Non-recourse/floating
West Valley Mall	100%	Sep	2018	3.24	59,000	56,790	—	188	1,147	874	—	—	Non-recourse/fixed
Pierre Bossier	100%	May	2022	4.94	46,257	39,891	394	812	866	911	957	2,426	Non-recourse/fixed
Pierre Bossier Anchor	100%	May	2022	4.85	3,594	2,894	43	90	95	100	105	266	Non-recourse/fixed
Southland Center (MI)	100%	Jul	2022	5.09	75,424	65,085	618	1,284	1,363	1,435	1,511	4,129	Non-recourse/fixed
Chesterfield Towne Center	100%	Oct	2022	4.75	107,242	92,380	863	1,789	1,892	1,985	2,082	6,252	Non-recourse/fixed
Animas Valley	100%	Nov	2022	4.41	49,607	41,844	450	931	980	1,025	1,072	3,304	Non-recourse/fixed
Lakeland Mall	100%	Mar	2023	4.17	67,436	55,951	622	1,285	1,348	1,406	1,467	5,358	Non-recourse/fixed
Valley Hills Mall	100%	July	2023	4.47	65,929	54,921	567	1,174	1,237	1,294	1,354	5,382	Non-recourse/fixed
Chula Vista Center	100%	July	2024	4.18	70,000	60,814	—	—	467	1,175	1,225	6,319	Non-recourse/fixed
The Mall at Barnes Crossing	51%	Sep	2024	4.29	67,000	58,361	—	—	268	1,093	1,142	6,136	Non-recourse/fixed
Bayshore Mall	100%	Oct	2024	3.96	46,500	40,185	—	—	130	804	837	4,544	Non-recourse/fixed
Mt. Shasta Mall	100%	Mar	2025	4.19	31,850	27,747	—	—	—	386	540	3,177	Non-recourse/fixed
Fig Garden Village	100%	Jun	2025	4.14	74,200	67,494	—	—	—	—	—	6,706	Non-recourse/fixed

Total property level debt				4.84	$1,297,511	$1,189,314	$7,966	$11,011	$10,443	$12,488	$12,292	$53,999

2013 Term Loan (1)(4)(5)		Nov	2018	2.54	285,000	285,000	—	—	—	—	—	—	Recourse/floating
2013 Revolver (1)(4)(5)(6)		Nov	2017	2.53	20,225	20,225	—	—	—	—		—	Recourse/floating

Total corporate level debt					305,225	305,225	—	—	—	—	—	—
Total Debt Outstanding (7)(8)				4.40%	$1,602,736	$1,494,539	$7,966	$11,011	$10,443	$12,488	$12,292	$53,999

Market rate adjustment					382
Total Debt Outstanding					$1,603,118
Less: Non controlling interest share of debt	49%
The Mall at Barnes Crossing		Sep	2024	4.29	(32,830)
Company's Share of Consolidated Debt				4.64%	$1,570,288
(1) Prepayable without a penalty.
(2) In conjunction with the acquisition of The Centre at Salisbury the Company guaranteed a maximum amount of $3.5 million until certain financial covenants are met.
(3) Floating rate property level debt, LIBOR (30 day) plus 325 points. Maturity date can be extended for 1 year to May 2018 if the extension option is exercised.
(4) LIBOR (30 day) plus 235 points.
(5) During the six months ended June 30, 2015, the Company exercised an "accordion" feature and increased the aggregate commitments under the 2013 Senior facility from $545.0 million to $595.0 million, increased availability of borrowings on a revolving basis from $285.0 million to $310.0 million and increased the 2013 Term Loan from $260.0 million to $285.0 million.
(6) As of June 30, 2015, the Company has drawn $20.2 million on the Revolver.

Q2 2015 Supplemental Package	11

Financial Schedules

Mortgages, Notes, and Loans Payable

(7) The following properties were included in our 2013 Senior Facility collateral pool as of June 30, 2015:

Birchwood Mall	Gateway Mall	Mall St. Vincent	Silver Lake Mall	Three Rivers Mall
Cache Valley Mall	Lansing Mall	North Plains Mall	Spring Hill Mall	Westwood Mall
Colony Square Mall	The Mall at Sierra Vista	Sikes Senter	Southland Mall	White Mountain Mall

(8) Approximately 77% or $1.23 billion of the Rouse debt had a fixed interest rate and 23% or $370.1 million of the Rouse debt had a variable interest rate.

(In thousands)	2015	2016	2017	2018	2019	After	Total
Balloon payment	$148,902	$255,739	$140,541	$341,790	$—	$607,567	$1,494,539
Amortization	7,966	11,011	10,443	12,488	12,292	53,997	108,197
Debt maturity and amortization	$156,868	$266,750	$150,984	$354,278	$12,292	$661,564	$1,602,736
Weighted average interest rate of expiring debt	5.30%	6.29%	3.95%	2.66%	—%	4.45%	4.40%
.

(In thousands)	Rouse Property-Level Debt (1)	Term Loan	Revolver	Total
Beginning balance as of January 1, 2015	$1,313,730	$260,000	$10,000	$1,583,730
Washington Park Payoff	(10,474)	—	—	(10,474)
Mt. Shasta Mall Loan	31,850	—	—	31,850
Fig Garden Village Loan	74,200	—	—	74,200
Steeplegate Disposition	(45,862)	—	—	(45,862)
Collin Creek Disposition	(57,572)			(57,572)
2015 Mortgage loan amortization	(8,361)	—	—	(8,361)
Accordion Exercise	—	25,000	—	25,000
Drawdowns on 2013 Revolver	—	—	95,000	95,000
Paydowns on 2013 Revolver	—	—	(84,775)	(84,775)
Ending balance as of June 30, 2015	$1,297,511	$285,000	$20,225	$1,602,736

Weighted Average Balance	$1,292,033	$260,138	$18,736	$1,570,907

(1) Loan activity for the six months ended June 30, 2015 excludes the impact of the repayment of The Shoppes at Knollwood Mall debt as debt was classified as a Liability of Asset Held for Sale at December 31, 2014 in the Company's Consolidated Balance Sheet and therefore, excluded from the Mortgage, Notes and Loans Payable total.

Q2 2015 Supplemental Package	12

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	June 30, 2015 (Unaudited)	December 31, 2014

Above-market tenant leases, net	$46,343	$50,996
Deposits	408	1,447
Below-market ground leases, net	3,066	3,145
Prepaid expenses	3,387	4,755
Other	542	2,347
Total prepaid expenses and other assets, net	$53,746	$62,690

Accounts Payable and Accrued Expenses, Net

(In thousands)	June 30, 2015 (Unaudited)	December 31, 2014

Below market tenant leases, net	$41,704	$43,292
Construction payable	17,267	16,272
Accrued dividend	10,505	9,885
Accounts payable and accrued expenses	9,727	9,901
Accrued real estate taxes	9,272	9,028
Accrued interest	6,238	4,380
Deferred income	5,367	5,471
Asset retirement obligation liability	4,480	4,545
Accrued payroll and other employee liabilities	4,431	9,352
Tenants and other deposits	1,639	1,336
Other	2,663	514
Total accounts payable and accrued expenses, net	$113,293	$113,976

Q2 2015 Supplemental Package	13

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:
($ in thousands)

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Stabilized Yield	Construction Start Date	Substantial Completion Date
Newpark Mall Newark, CA	140,000 SF of new entertainment space, including AMC Theater and a two level restaurant pavilion with patio seating.	175,000	$55,900(1)	$26,462	9.5 - 10.5%	Q3 2014	Q4 2015 - Q1 2016
Gateway Mall Springfield, OR	De-mall and construct new exterior facing junior boxes including Marshall's, Hobby Lobby, Petco and new outparcels.	288,000	$45,200	$14,225	8 - 9%	Q3 2014	Q4 2015
Southland Center Taylor, MI	Demolish vacant anchor and construct new 50,000 SF Cinemark Theater and new restaurants.	62,000	$15,300	$1,048	9-10%	Q2 2015	Q1 2016
(1) After deducting the estimated benefit of the net present value of municipal incentives.

Total Portfolio Capital Expenditures:

Three Months Ended
(In thousands)	June 30, 2015
Ordinary capital expenditures (1)	$333
Cosmetic capital expenditures	2,553
Tenant improvements and allowances (2)	4,866
Total	$7,752

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes tenant improvements and allowances on current operating properties, excluding anchors and strategic projects.

Q2 2015 Supplemental Package	14

Portfolio Operating Metrics

Key Operating Performance Indicators
As of June 30, 2015

GLA Summary (1)
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
		(GLA in thousands)
Total Rouse Properties Portfolio	35	11,330	5,989	6,773	24,125

Operating Metrics (1)

	Tenant Sales (2)	Occupancy Cost (3)
Total Operating Portfolio	$342	11.6%

	Operating Property Portfolio
	In-Place Rent < 10k SF (4)
	June 30, 2015	June 30, 2014
Freestanding	$20.97	$19.26
Mall	40.32	38.78
Total Operating Property portfolio	$37.96	$36.50

(1) See Property Schedule on page 16 for individual details.
(2) Trailing twelve month tenant sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
(3) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(4) Weighted average rent of mall and freestanding stores as of June 30, 2015 and 2014. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q2 2015 Supplemental Package	15

Portfolio Operating Metrics

Summary of Properties (1)
As of June 30, 2015

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Office GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, jcpenney, Sears	277,747	—	188,817	—	466,564	89.1%	89.1%
Barnes Crossing, The Mall at	Tupelo, MS	Belk Home, jcpenney, Sears, Belk, Dick's Sporting Goods	383,860	—	250,965	100,954	735,779	91.8	91.8
Bayshore Mall	Eureka, CA	Sears, Wal Mart, Kohl's	346,472	—	161,209	59,235	566,916	90.2	81.9
Bel Air Mall	Mobile, AL	Belk, jcpenney, Sears, Dillard's, Target	419,512	—	558,023	333,990	1,311,525	94.3	91.9
Birchwood Mall	Port Huron, MI	Sears, Carson's, Macy's, Target, jcpenney	302,880	—	161,216	264,918	729,014	90.5	90.5
Cache Valley Mall	Logan, UT	Herberger's, jcpenney	277,817	—	109,476	—	387,293	94.5	87.1
Chesterfield Towne Center	Richmond, VA	Garden Ridge, jcpenney, Macy's, Sears	485,407	—	543,572	—	1,028,979	93.4	85.7
Chula Vista Center	Chula Vista, CA	Burlington Coat, jcpenney, Macy's, Sears, AMC	320,138	—	163,232	377,600	860,970	95.5	94.2
Colony Square Mall	Zanesville, OH	Elder-Beerman, jcpenney, Dunham's Sports, Cinemark	352,291	—	78,440	58,997	489,728	75.6	75.6
Fig Garden Village	Fresno, CA	Whole Foods, CVS	266,696	33,181	—	—	299,877	93.3	90.6
Grand Traverse Mall	Traverse City, MI	jcpenney, Macy's, Target	307,875	—	—	283,349	591,224	86.2	86.2
Greenville Mall	Greenville, NC	jcpenney, Belk Ladies, Dunham's Sports, Belk	231,783	—	178,510	46,051	456,344	92.4	91.5
Lakeland Square	Lakeland, FL	jcpenney, Dillard's, Sears, Macy's, Burlington Coat, Cinemark	351,268	—	276,358	257,353	884,979	91.2	90.6
Lansing Mall	Lansing, MI	jcpenney, Younkers, Macy's, Regal Cinema	477,986	—	210,900	103,000	791,886	92.8	91.4
Mall St. Vincent	Shreveport-Bossier City, LA	Dillard's, Sears	193,967	—	—	348,000	541,967	82.6	81.7
Mt. Shasta	Redding, CA	jcpenney, Macy's, Sears	188,558	—	130,444	202,594	521,596	87.0	86.9
North Plains Mall	Clovis, NM	Dillard's, jcpenney, Sears, Beall's	132,527	—	170,496	—	303,023	93.5	92.6
Pierre Bossier Mall	Bossier City, LA	Virginia College, jcpenney, Sears, Dillard's	264,437	—	59,156	288,328	611,921	92.0	90.3
Salisbury, The Centre at	Salisbury, MD	Boscov's, jcpenney, Sears, Macy's, Dick's, Regal Cinema	366,779	—	357,416	140,000	864,195	97.8	95.1
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Sears, Cinemark	170,185	—	—	196,492	366,677	99.5	99.5
Sikes Senter	Wichita Falls, TX	Dillard's, jcpenney, Sears, Dillard's Men's and Home	293,031	—	374,690	—	667,721	87.1	86.8
Silver Lake Mall	Coeur D' Alene, ID	jcpenney, Macy's, Sears, Sports Authority	155,191	—	172,253	—	327,444	88.0	86.2
Southland Center	Taylor, MI	jcpenney, Macy's, Cinemark	371,767	—	215,787	292,377	879,931	97.9	89.4
Southland Mall	Hayward, CA	jcpenney, Kohl's, Macy's, Sears	571,035	—	445,896	292,000	1,308,931	96.1	95.3
Three Rivers Mall	Kelso, WA	jcpenney, Macy's, Sportsman's Warehouse	307,538	—	98,566	—	406,104	81.6	80.9
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, jcpenney, Target	363,178	—	—	364,199	727,377	92.2	86.6
Valley Hills Mall	Hickory, NC	Belk, Dillard's, jcpenney, Sears	315,578	—	—	611,516	927,094	91.5	82.7
Washington Park Mall	Bartlesville, OK	jcpenney, Sears, Dillard's	161,855	—	122,894	71,402	356,151	94.3	94.3
West Valley Mall	Tracy, CA	jcpenney, Macy's, Sears, Target, Cinemark	535,068	—	236,454	111,836	883,358	95.4	95.4
Westwood Mall	Jackson, MI	Younkers, Wal-Mart, jcpenney	143,943	—	70,500	301,188	515,631	89.5	89.5
White Mountain Mall	Rock Springs, WY	Herberger's, jcpenney	242,942	—	94,482	—	337,424	92.0	92.0
Total Operating Portfolio			9,579,311	33,181	5,429,752	5,105,379	20,147,623	91.6%	89.2%
Gateway Mall	Springfield, OR	Kohl's, Sears, Target, Cabella's, Walmart, Cinema 6	423,421	—	218,055	113,613	755,089	98.7	99.6
Newpark Mall	Newark, CA	Macy's, jcpenney, Sears, Burlington Coat, AMC	465,989	—	207,372	335,870	1,009,231	83.8	64.2
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's, Regal Cinema	472,644	—	134,148	547,432	1,154,224	75.0	72.4
Vista Ridge Mall	Lewisville, TX	Dillard's, jcpenney, Macy's, Sears, Cinemark	389,056	—	—	670,210	1,059,266	84.7	84.7
Redevelopment and special consideration assets			1,751,110	—	559,575	1,667,125	3,977,810	85.2%	78.8%
Total Rouse Portfolio			11,330,421	33,181	5,989,327	6,772,504	24,125,433	90.6%	87.8%
(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries with the exception of The Mall at Barnes Crossing of which Rouse owns a 51% interest.

Q2 2015 Supplemental Package	16

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of June 30, 2015

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	463	1,082,192	$12.71
Permanent Leasing
2014 and Prior	13	43,077	32.08	0.5%
2015	110	235,064	36.43	3.2%
2016	415	1,274,624	30.46	14.3%
2017	369	1,231,868	32.61	14.8%
2018	233	981,790	34.77	12.6%
2019	139	695,404	32.81	8.4%
2020	123	561,136	27.39	5.7%
2021	96	710,589	23.33	6.1%
2022	93	447,451	32.26	5.3%
2023	84	404,945	33.45	5.0%
2024	94	679,212	22.73	5.7%
2025	110	940,840	26.12	9.1%
2026 and thereafter	56	972,607	26.27	9.3%
Total Permanent Leasing	1,935	9,178,607	$29.62	100%
Total Leasing	2,398	10,260,799

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are freestanding spaces, kiosks and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q2 2015 Supplemental Package	17

Portfolio Operating Metrics

Top Ten Tenants
As of June 30, 2015

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
L Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.3%	263	65	65
Signet Jewelers, Ltd.	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers	3.5	86	67	67
Foot Locker, Inc.	Champs Sports, Footaction USA, Footlocker, Kids Foot Locker, Lady Footlocker	3.5	225	55	55
jcpenney Company, Inc.	jcpenney	2.6	2,729	29	19(2)
Cinemark USA, Inc.	Cinemark Movies	2.4	356	8	8
Sears Holdings Corporation	Sears	2.1	3,157	24	13
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	1.9	104	18	18
Genesco Inc.	Hat Shack, Hat World, Journey's, Lids, Lids Locker Room, Underground Station	1.7	76	54	54
Macy's Inc.	Macy's	1.7	2,093	16	5
Ascena Retail Group, Inc.	Dressbarn, Justice, Limited Too, Maurices, Lane Bryant	1.6	199	40	40
Totals		25.3%	9,288	376	344

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to jcpenney.

Q2 2015 Supplemental Package	18

Portfolio Operating Metrics

Leasing Activity
As of June 30, 2015

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF (3)	Average Freestanding Rent PSF
Under 10,000 sq. ft.	36	118,536	8.6	$37.21	$22.79	$40.65	$23.96
Over 10,000 sq. ft.	6	150,814	12.0	19.39	18.50	20.35	19.75
Total New Leases	42	269,350	10.5	27.07	20.70	29.10	21.91

Renewal Leases
Under 10,000 sq. ft.	39	102,254	2.8	$31.44	$—	$31.97	$—
Over 10,000 sq. ft.	4	169,973	3.7	16.04	7.75	16.47	7.75
Total Renewal Leases	43	272,227	3.4	22.74	7.75	23.21	7.75

Sub-Total	85	541,577	6.9	24.92	13.58	26.18	14.13

Percent in Lieu	15	64,240	n.a.	n.a.	n.a	n.a.	n.a

Total Q2 2015	100	605,817	6.9	$24.92	$13.58	$26.18	$14.13
Total Q1 2015	115	456,779
Total 2015	215	1,062,596

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Three Months Ended June 30, 2015	47	282,842	4.2	$22.42	$23.39	$20.69	$1.73	8.4%	$2.70	13.1%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q2 2015 Supplemental Package	19

Glossary of Terms

Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Mall	All mall shop locations excluding anchor and freestanding stores.
Occupancy Cost	Ratio of total tenant charges (rent and reimbursement of common area charges, real estate tax and insurance) to comparative sales for tenants less than 10,000 square feet.
Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Operating Portfolio	Portfolio excluding properties undergoing substantial redevelopment and special consideration properties.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Tenant Sales	Rolling twelve month sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.

Q2 2015 Supplemental Package	20